J.P. Morgan Funds
J.P. Morgan Institutional Funds
Supplement  dated  October 13, 1998 to the  following  Statements  of Additional
Information:

J.P. Morgan Global Strategic Income Fund, dated March 2, 1998
J.P. Morgan Fixed Income Funds (Combined), dated March 13, 1998


The following replaces the sixth paragraph under the heading "Quality and Diversification Requirements" entitled "The Global Strategic Income Fund":

         The Global Strategic Income Fund. The higher total return sought by the Global Strategic Income Fund is generally obtainable from high yield high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's. At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better). The fund's emerging market component (no more than 25% of fund assets) has no minimum credit quality rating standard and therefore may invest without limit in securities that are in the lowest rating categories. The balance of assets must be invested in securities rated B or higher. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Global Strategic Income Fund may also invest in unrated securities which, in the opinion of the Advisor, offer comparable yields and risks to the rated securities in which the Fund may invest.